[LOGO] ALLMERICA
       FINANCIAL(R)

Allmerica Financial Life
Insurance and Annuity Company

440 Lincoln Street
Worcester, MA 01653

Conditional Receipt for Advance
Payment of Premium
================================================================================
                        Conditional Insurance Agreement

There is no insurance under this agreement until all the conditions have been met.

--------------------------------------------------------------------------------
                                     RECEIPT
--------------------------------------------------------------------------------

A payment of $____________________ has been received on _________________ with the application for insurance on the life of

_______________________________________________________________________________.
the proposed insured (for survivorship contracts, please list both proposed insureds).

             ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO THE COMPANY.
        DO NOT MAKE CHECKS PAYABLE TO THE AGENT OF LEAVE THE PAYEE BLANK.

                           Received for the Company by _________________________

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

"Proposed Insured" means the person (or both persons in the case of an application for a survivorship contract) whose life will be insured if the application is approved.

"We", "our", and "us" refer to the Company.

"Underwriting Date" means the date of the application, medical questionnaire, or the Conditional Receipt, whichever date is later. If an Other Insured Rider is applied for, the "Underwriting Date" for coverage on the Other Insured is the later of the date of Conditional Receipt, the Supplemental Application for the Other Insured, or the Medical Exam if required.

"Standard Underwriting Class" means the acceptable under the Company's underwriting rules for the plan and amount of insurance applied for without any additional premium change or restrictive rider.

"Non-standard Underwriting Class" means acceptable for the type of insurance applied for under the Company's underwriting rules but subject to higher charges or a restrictive rider.

--------------------------------------------------------------------------------
                              CONDITIONS TO BE MET
--------------------------------------------------------------------------------

The following conditions must be met before we have any liability under this agreement, other than the return of the premium received.

    1. The application must be completed and signed by the proposed insured(s) and the owner, if not the insured.

    2. The proposed insured(s) must be in a standard or non-standard underwriting class on the underwriting date.

    3.  The proposed insured(s) must be under the age of 71.

    4. The proposed insured(s) must have undergone a medical exam if required by us.

    5. If the date of the Conditional Receipt is later than the date of the medical questionnaire and the Supplemental Application for Other Insured (if applicable), the proposed insured must not have consulted or been treated by any physician or practitioner of any healing art nor had any tests listed in the application since their completion.

If all of the above conditions have been met, some insurance will be provided under this agreement. However, the insurance will be subject to all of the further provisions of this agreement.

--------------------------------------------------------------------------------
                          LIFE INSURANCE NOT IN EFFECT
--------------------------------------------------------------------------------

If a person proposed for life insurance is not insurable on either a standard or a non-standard basis, no life insurance will be in effect.


1CR-97                                                                    PAGE 1

--------------------------------------------------------------------------------
                                    BENEFITS
--------------------------------------------------------------------------------

Amount of Insurance

If a proposed insured is in a standard underwriting class, the death benefit provided under this agreement will be the lesser of the amount applied for or the limit indicated in the Maximum Death Benefit Table below.

If a proposed insured is in a non-standard underwriting class that requires higher insurance charges to apply, the amount of the death benefit will be reduced. The reduced benefit is determined by using the same factor or percentage that applies to the non-standard insurance charges. In no event will the death benefit exceed the maximum limits indicated in the Maximum Death Benefit Table below. If a proposed insured is in a non-standard underwriting class which requires a restrictive rider, the death benefit provided under this agreement will be the lesser of the following:

    (a) the amount applied for;
    (b) the maximum limit applicable to the proposed insured; and
    (c) the premium paid if the proposed insured's death comes within the terms of the restrictive rider which would have been attached to the policy when issued.

Maximum Limit

The maximum limit under this agreement for life insurance is an amount which, when added to any death benefit provided under any life insurance policy or conditional insurance agreement having a date of issue or underwriting date, respectively, within 90 days prior to the underwriting date of this agreement, does not exceed the amounts listed in the Maximum Death Benefit Table below. The maximum limit will not be increased because payment has been made to the Company which is larger than the premium required for such reduced insurance. Upon receipt of due proof of the death of the proposed insured, that portion of the premium paid for any excess insurance shall be paid to the beneficiary named in the application.

                            Maximum Death Benefit Table
------------------------------------------------------------------------------------------
                            Standard Underwriting Class    Non-Standard Underwriting Class
       Age* Range               Maximum Death Benefit            Maximum Death Benefit
------------------------------------------------------------------------------------------
     0-15 years old                  $50,000                          $25,000
------------------------------------------------------------------------------------------
    16-60 years old                 $500,000                         $250,000
------------------------------------------------------------------------------------------
    61-65 years old                 $250,000                         $125,000
------------------------------------------------------------------------------------------
    66-70 years old                 $100,000                          $50,000
------------------------------------------------------------------------------------------
71 years of age and older          no benefit                       no benefit
------------------------------------------------------------------------------------------

*'Age' means how old the Proposed Insured is on his/her nearest birthday. If a survivorship contract is being applied for, the age of the younger Proposed Insured is used.

Suicide Exclusion

If a proposed insured commits suicide while this agreement is in effect, the Company's liability will be limited to the return of the premium paid.

--------------------------------------------------------------------------------
                                   TERMINATION
--------------------------------------------------------------------------------

This agreement may be terminated at any time prior to incurrence of a claim. The Company's sole liability shall be limited to the refund of the premium paid. Such termination will occur on the earliest of the following:

    1.  The delivery of the insurance issued on this application.
    2. The date the Company mails a termination notice with a refund of your payment to you.
    3.  Ninety days after the underwriting date.

--------------------------------------------------------------------------------
                                    GENERAL
--------------------------------------------------------------------------------

Any check or draft is accepted subject to collection. No agent or broker is authorized to amend, alter, or modify the terms of this agreement. All statements in the application are representations, not warranties. If you do not hear from us within 60 days of the date of this agreement, please write to us without delay, stating the facts concerning this application. Our address is 440 Lincoln Street, Worcester, MA 01653.


1CR-97                                                                    PAGE 2

[LOGO] ALLMERICA
       FINANCIAL(R)

Allmerica Financial Life
Insurance and Annuity Company

440 Lincoln Street
Worcester, MA 01653

Supplementary Application for
the Other Insured & Child
Insurance Rider
================================================================================

Name of Basic Insured: _____________________________________________

This application is for: |_| Other Insured Rider
                         |_| Child Insurance Rider

--------------------------------------------------------------------------------
1. INSURED(S) The person(s) upon whose life this insurance coverage is proposed.
--------------------------------------------------------------------------------

             Insured A

_________________________________________
Insured Name

________-______-______  |_| M |_| F
Social Security Number     Sex

M/____D/____Y/____       ______________
Date of Birth            State of Birth

$_____________________________
Existing Life Insurance

$_____________________________
Amount of Insurance Requested

             Insured B

_________________________________________
Insured Name

________-______-______  |_| M |_| F
Social Security Number     Sex

M/____D/____Y/____       ______________
Date of Birth            State of Birth

$_____________________________
Existing Life Insurance

$_____________________________
Amount of Insurance Requested

             Insured C

_________________________________________
Insured Name

________-______-______  |_| M |_| F
Social Security Number     Sex

M/____D/____Y/____       ______________
Date of Birth            State of Birth

$_____________________________
Existing Life Insurance

$_____________________________
Amount of Insurance Requested

--------------------------------------------------------------------------------
2. INFORMATION ABOUT THE INSURED(S) Please complete the following information.
--------------------------------------------------------------------------------

Current height and weight
Height _____________ Weight _______________
Weight change during the past 12 months if any: __________________

Name, address, and telephone number of Personal Physician:

__________________________________________________________

__________________________________________________________

__________________________________________________________

(__________)______________________________________________

Date and Reason last consulted:

__________________________________________________________

__________________________________________________________

__________________________________________________________

__________________________________________________________

Will the proposed rider replace any existing annuity or life insurance contract(s)?

|_| Yes |_| No

If yes, please complete appropriate Transfer of Assets and/or 1035 Exchange Form included with this application package. If required, the appropriate state replacement form must accompany the Transfer of Assets or 1035 Exchange Form.

Current height and weight
Height _____________ Weight _______________
Weight change during the past 12 months if any: __________________

Name, address, and telephone number of Personal Physician:

__________________________________________________________

__________________________________________________________

__________________________________________________________

(__________)______________________________________________

Date and Reason last consulted:

__________________________________________________________

__________________________________________________________

__________________________________________________________

__________________________________________________________

Will the proposed rider replace any existing annuity or life insurance contract(s)?

|_| Yes |_| No

If yes, please complete appropriate Transfer of Assets and/or 1035 Exchange Form included with this application package. If required, the appropriate state replacement form must accompany the Transfer of Assets or 1035 Exchange Form.

Current height and weight
Height _____________ Weight _______________
Weight change during the past 12 months if any: __________________

Name, address, and telephone number of Personal Physician:

__________________________________________________________

__________________________________________________________

__________________________________________________________

(__________)______________________________________________

Date and Reason last consulted:

__________________________________________________________

__________________________________________________________

__________________________________________________________

__________________________________________________________

Will the proposed rider replace any existing annuity or life insurance contract(s)?

|_| Yes |_| No

If yes, please complete appropriate Transfer of Assets and/or 1035 Exchange Form included with this application package. If required, the appropriate state replacement form must accompany the Transfer of Assets or 1035 Exchange Form.

--------------------------------------------------------------------------------
3. BENEFICIARY The person or entity to whom policy proceeds are payable.
--------------------------------------------------------------------------------
The beneficiary shall be the owner, if living, otherwise the owner's estate, unless this right is expressly released. The owner may name another as beneficiary (attach 'Nomination of Beneficiary and Request' form, if applicable).


1SCR-97                                                                   PAGE 1

--------------------------------------------------------------------------------
4. MEDICAL HISTORY The medical history of the person(s) upon whose life this insurance coverage is proposed.
--------------------------------------------------------------------------------

Has any person listed in Section 1 of this application:   Insured A    Insured B    Insured C

4a.    Had an illness or injury during the past 6
       months that has prevented him/her from
       working five consecutive days?                    |_| Y |_| N  |_| Y |_| N  |_| Y |_| N

4b.    During the past 3 years had their motor
       vehicle license suspended or revoked, been
       convicted of driving while intoxicated, or
       been convicted of more than one moving
       violation?                                        |_| Y |_| N  |_| Y |_| N  |_| Y |_| N

4c.    During the past 3 years participated in or
       intend to participated in scuba diving,
       parachuting, motor racing, hang gliding or
       similar flying activity?                          |_| Y |_| N  |_| Y |_| N  |_| Y |_| N

4d.    During the past 3 years flown, or intend to
       fly, as a trainee, pilot or crew member?          |_| Y |_| N  |_| Y |_| N  |_| Y |_| N

4e.    During the past 12 months, smoked one or
       more cigarettes?                                  |_| Y |_| N  |_| Y |_| N  |_| Y |_| N

4f.    Currently been using cigars, pipes, chewing
       tobacco or other tobacco products?                |_| Y |_| N  |_| Y |_| N  |_| Y |_| N

4g.    Made plans to travel outside the United
       States or Canada?                                 |_| Y |_| N  |_| Y |_| N  |_| Y |_| N

4h.    Ever had a life or health insurance
       application declined, postponed, modified,
       or rated?                                         |_| Y |_| N  |_| Y |_| N  |_| Y |_| N

During the past 10 years, has any person listed in
Section 1 of this application had, been told he/she had, or been treated for:

4i.    Disorder of the eyes, ears, nose or throat?       |_| Y |_| N  |_| Y |_| N  |_| Y |_| N

4j.    High blood pressure, chest pain, heart
       attack, heart murmur, stroke, or other
       cardiac disorder?                                 |_| Y |_| N  |_| Y |_| N  |_| Y |_| N

4k.    Disorder of the kidneys, prostate,
       genito-urinary tract, or reproductive
       system, or any sexually transmitted disease
       (other than AIDS, ARC)?                           |_| Y |_| N  |_| Y |_| N  |_| Y |_| N

4l.    Any immune system disorder, including
       Acquired Immune Deficiency Syndrome (AIDS),
       or AIDS-related complex (ARC)?                    |_| Y |_| N  |_| Y |_| N  |_| Y |_| N

4m.    Diabetes, thyroid disorder, or other
       endocrine gland disorder?                         |_| Y |_| N  |_| Y |_| N  |_| Y |_| N

4n.    Ulcers, hepatitis, colon polyp, colitis,
       disorder of the pancreas, liver, or
       intestines?                                       |_| Y |_| N  |_| Y |_| N  |_| Y |_| N

4o.    Asthma, shortness of breath, disorder of
       the blood, lymph glands, or respiratory
       system?                                           |_| Y |_| N  |_| Y |_| N  |_| Y |_| N

4p.    Cancer, tumors, arthritis, disorder of the
       skin, muscles, bones, joints, or connective
       tissue disease?                                   |_| Y |_| N  |_| Y |_| N  |_| Y |_| N

4q.    Mental, nervous, or brain disorder,
       depression, suicide attempt, seizures,
       headaches, dizziness, or fainting?                |_| Y |_| N  |_| Y |_| N  |_| Y |_| N

4r.    Alcoholism, or have you been advised to
       reduce or discontinue the use of alcohol
       for health reasons?                               |_| Y |_| N  |_| Y |_| N  |_| Y |_| N

During the past 5 years, has any person listed in
Section 1 of this application:

4s.    Used or received treatment or counseling
       for marijuana, cocaine, barbiturates,
       narcotics, excitants, or hallucinogens,
       except as prescribed medication?                  |_| Y |_| N  |_| Y |_| N  |_| Y |_| N

4t.    Been a patient in a hospital, clinic,
       sanitarium, or other medical facility or
       been advised to have a test or surgery that
       was not done?                                     |_| Y |_| N  |_| Y |_| N  |_| Y |_| N

4u.    Consulted for any reason other than any
       listed above, a physician or other physical
       or mental health advisor?                         |_| Y |_| N  |_| Y |_| N  |_| Y |_| N

4v.    Is any person listed in Section 1 currently
       taking any medication?                            |_| Y |_| N  |_| Y |_| N  |_| Y |_| N


1SCR-97                                                                 PAGE 2

Please explain any 'yes' answers to 4a-4v here. Please indicate the insured being described. You may continue on a separate sheet of paper if necessary.

------------------------------------------------------------------------------------------------------
Insured  Question  Condition/Diagnosis    Medication/Treatment    Date  Still Being  Physician/Address
 A,B,C      #                                                             Treated?
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5.   ACKNOWLEDGEMENTS AND SIGNATURES
--------------------------------------------------------------------------------

IT IS UNDERSTOOD AND AGREED: (1) That the representations above recorded are true and complete to the best of my knowledge and belief; (2) That no liability exists until this rider is delivered and the first premium paid during the lifetime of the proposed Insured(s) and then only if the proposed Insured(s) has (have) not consulted or been treated by any physician or practitioner of any healing art nor had any special tests since the date of this application; but, if the premium is paid prior to the delivery of the rider and a conditional receipt is delivered by a registered representative, insurance shall be effective subject to the terms of the conditional receipt;
(3) No registered representative or broker is authorized to amend, alter, or modify the terms of this agreement.

This application is made at the request of the undersigned who hereby agrees to be bound by each statement, representation, and agreement herein, and further agrees that any policy of insurance issued in connection with this application shall be issued on the condition that each statement, representation, and agreement shall be binding upon the owner(s) to the same extent and degree as if made by the owner(s).

X_____________________________________________________   _______________________
Full signature of Insured under the rider or             Date
applicant for Child Rider

X_____________________________________________________   _______________________
Full signature(s) of Owner(s) of the policy              Date
under the rider or applicant for Child Rider

______________________________________________________
Official Title/Capacity (cannot be Insured)

______________________________________________________   _______________________
Signed at City                                           State


1SCR-97                                                                  PAGE 3

--------------------------------------------------------------------------------
6.    INFORMATION ABOUT THE INSURED(S) TO BE COMPLETED BY THE AGENT
--------------------------------------------------------------------------------

Please complete the Questions 6a - 6d if this application is for the Other Insured Rider (OIR):

6a. The need for the proposed insurance is: ____________________________________

6b. The supporting spouse or parent is insured for the benefit of the family.
    The amount of insurance is: $ ______________________________________________

6c. The supporting spouse or parent is not insured because: ____________________
    ____________________________________________________________________________

6d. Supporting spouse's/parent's Name, Date of Birth, and Income: ______________
    ____________________________________________________________________________

Please complete Questions 6e - 6f if this application is for the Child Insurance Rider (CIR):

6e. Are all children who have not reached their 18th birthday included in this
    application? |_| Yes |_| No
         If no, please explain: ________________________________________________
         _______________________________________________________________________

6f. How long have you known the parent/person with whom the children are living? ________________________________________________________________

        If children are living with a person other than the proposed Insured, please explain: ________________________________________________________
        ________________________________________________________________________

--------------------------------------------------------------------------------
7.  AGENT'S SIGNATURE
--------------------------------------------------------------------------------
                    Agent/Registered Representative Statement

As Registered Representative, I certify witnessing the signature of the applicant and that all information, statements, and answers in this application are correct, complete, and true and have been accurately recorded, to the best of my knowledge and belief. Based on the information furnished by the Owner or Insured in this application, I certify that I have reasonable grounds for believing the purchase of the policy applied for is suitable for the Owner. I further certify that the Prospectuses were delivered and that no written sales materials other than those furnished or approved by the Company were used.

It is hereby stated that I/we personally solicited this application and except as specified below, no other agent or broker has any commission interest in this sale. (If more than one agent indicate split, otherwise the Company assumes that any division of commission is in equal shares.)


Signature of Licensed Agent: ___________________________________________________


Underwriting Approval:       ___________________________________________________


1SCR-97                                                                   PAGE 4

[LOGO] ALLMERICA
       FINANCIAL(R)

Allmerica Financial Life
Insurance and Annuity Company

440 Lincoln Street
Worcester, MA 01653

Variable Life Application
(Part II)
================================================================================

Insured: _________________________________________ D.O.B.:___/___/___

Social Security Number:___________________

2nd Insured:______________________________________ D.O.B.:___/___/___

Social Security Number:___________________

--------------------------------------------------------------------------------
1. MEDICAL HISTORY Medical history of the person(s) upon whose life insurance coverage is proposed.
--------------------------------------------------------------------------------
                                                          Insured    2nd Insured
1a.   Have you ever had a life or health insurance
      application declined, postponed, modified, or
      rated?                                             |_| Y |_| N |_| Y |_| N

During the past 10 years, have you had, been told you had, or been treated for:

1b.   Disorder of the eyes, ears, nose or throat?        |_| Y |_| N |_| Y |_| N

1c.   High blood pressure, chest pain, heart attack,
      heart murmur, stroke, or other cardiac disorder?   |_| Y |_| N |_| Y |_| N

1d.   Disorder of the kidneys, prostate, genito-urinary
      tract, or reproductive system, or any sexually
      transmitted disease (other than AIDS, ARC)?        |_| Y |_| N |_| Y |_| N

1e.   Any immune system disorder including Acquired
      Immune Deficiency Syndrome (AIDS), or AIDS-related
      complex (ARC)?                                     |_| Y |_| N |_| Y |_| N

1f.   Diabetes, thyroid disorder, or other endocrine
      gland disorder?                                    |_| Y |_| N |_| Y |_| N

1g.   Ulcers, hepatitis, colon polyp, colitis, disorder
      of the pancreas, liver, or intestines?             |_| Y |_| N |_| Y |_| N

1h.   Asthma, shortness of breath, disorder of the
      blood, lymph glands, or respiratory system?        |_| Y |_| N |_| Y |_| N

1i.   Cancer, tumors, arthritis, disorder of the skin,
      muscles, bones, joints, or connective tissue
      disease?                                           |_| Y |_| N |_| Y |_| N

1j.   Mental, nervous, or brain disorder, depression,
      suicide attempt, seizures, headaches, dizziness,
      or fainting?                                       |_| Y |_| N |_| Y |_| N

1k. Alcoholism, or have you been advised to reduce or discontinue the use of alcohol for health reasons? |_| Y |_| N |_| Y |_| N

During the past 5 years, have you:

1l.   Used or received treatment or counseling for
      marijuana, cocaine, barbiturates, narcotics,
      excitants, or hallucinogens, except as prescribed
      medication?                                        |_| Y |_| N |_| Y |_| N

1m.   Been a patient in a hospital, clinic, sanitarium,
      or other medical facility or been advised to have
      a test or surgery that was not done?               |_| Y |_| N |_| Y |_| N

1n.   Are you currently taking any medication?           |_| Y |_| N |_| Y |_| N

1o.   Have you consulted for any reason other than any
      listed above, a physician or other physical or
      mental health advisor?                             |_| Y |_| N |_| Y |_| N

Please provide additional information for any 'yes' answers in Section 4.

--------------------------------------------------------------------------------
2. FAMILY HISTORY Please complete the following Family Record.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Family Record       Age if Living       Present State of Health or Cause of Death       Age at Death
              1st Insured  2nd Insured         1st Insured   2nd Insured           1st Insured  2nd Insured
-----------------------------------------------------------------------------------------------------------
Father
-----------------------------------------------------------------------------------------------------------
Mother
-----------------------------------------------------------------------------------------------------------
Siblings
-----------------------------------------------------------------------------------------------------------


1AM-97                                                                    PAGE 1

--------------------------------------------------------------------------------
3. PHYSICAL CONDITION Physical condition of the person(s) upon whose life insurance coverage is proposed.
--------------------------------------------------------------------------------
                                     Insured

3a. Name, address and telephone number of personal physician

_____________________________________________________________

_____________________________________________________________

_____________________________________________________________

Date and Reason Last Consulted: _____________________________

_____________________________________________________________
--------------------------------------------------------------------------------
3b. Do you engage in a scheduled exercise program?

    |_| Yes |_| No  If yes, please give details (duration, type, frequency):

_____________________________________________________________

_____________________________________________________________
--------------------------------------------------------------------------------
3c. Are you currently pregnant? |_| Yes |_| No
    If yes, please give expected delivery date: _____________
--------------------------------------------------------------------------------
3d. Please provide your current height and weight.

    Height:_______________ Weight: __________________

    Weight change during the past 12 months, if any:_________

                                  2nd Insured

Name, address and telephone number of personal physician

_____________________________________________________________

_____________________________________________________________

_____________________________________________________________

Date and Reason Last Consulted: _____________________________

_____________________________________________________________
--------------------------------------------------------------------------------
Do you engage in a scheduled exercise program?

    |_| Yes |_| No  If yes, please give details (duration, type, frequency):

_____________________________________________________________

_____________________________________________________________
--------------------------------------------------------------------------------
Are you currently pregnant? |_| Yes |_| No
If yes, please give expected delivery date: _____________
--------------------------------------------------------------------------------
Please provide your current height and weight.

Height:_______________ Weight: __________________

Weight change during the past 12 months, if any:_________
--------------------------------------------------------------------------------
4. ADDITIONAL MEDICAL INFORMATION Complete for appropriate items in Section 1a-1o. Please specify 1st or 2nd Insured. Continue on a separate sheet of paper if necessary.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
1st/2nd  Question  Condition/Diagnosis  Medication/Treatment  Date Still Being   Physician/Address
Insured     #                                                        Treated?
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ACKNOWLEDGEMENTS & SIGNATURES
--------------------------------------------------------------------------------

I understand and agree that the foregoing statements and answers are correct, complete and true and have been accurately recorded to the best of my knowledge and belief, and that they shall be part of the policy if issued.

X______________________________________      X__________________________________
Signature of Proposed Insured                Signature of Proposed 2nd Insured
                                             (if applicable)

X______________________________________      ___________________________________
Signature of Examiner/Agent                  Date


1AM-97                                                                    PAGE 2

[LOGO] ALLMERICA
       FINANCIAL(R)

Allmerica Financial Life
Insurance and Annuity Company

440 Lincoln Street
Worcester, MA 01653

Variable Life Application
(Part I)
================================================================================
--------------------------------------------------------------------------------
1. INSURED The person upon whose life this insurance coverage is proposed.
--------------------------------------------------------------------------------

_________________________________________________________
First Name        Middle         Last

_________________________________________________________
Street Address                 Years at this Address

_________________________________________________________
City                State            Zip

M/____D/____ Y/____   ______________    |_| M  |_| F
   Date of Birth      State of Birth        Sex

______________________________
Social Security Number

______________________________      ___________
Driver's License Number                State

_________________________________________________________
Employer/Occupation

$___________________    $__________________
Annual Income           Net Worth

(______)____________    (______)___________
Home Phone              Business Phone

Allmerica or its representatives may contact you to discuss this application. The best time for us to call is ____________________ at your |_| Home |_| Business

--------------------------------------------------------------------------------
2. SECOND INSURED If completed, survivorship insurance coverage will be issued.
--------------------------------------------------------------------------------
_________________________________________________________
First Name        Middle         Last

_________________________________________________________
Street Address                 Years at this Address

_________________________________________________________
City                State            Zip

M/____D/____ Y/____   ______________    |_| M  |_| F
   Date of Birth      State of Birth        Sex

______________________________
Social Security Number

______________________________      ___________
Driver's License Number                State

_________________________________________________________
Employer/Occupation

$___________________    $__________________
Annual Income           Net Worth

(______)____________    (______)___________
Home Phone              Business Phone

Allmerica or its representatives may contact you to discuss this application. The best time for us to call is ____________________ at your |_| Home |_| Business

--------------------------------------------------------------------------------
3. INSURANCE How much life insurance coverage I would like.
--------------------------------------------------------------------------------

3a. Life Insurance amount applied for $ _________________

3b. Life Insurance plan applied for _____________________

3c. I would like insurance coverage to be: (Choose one)
    |_| Level (Option 1)  |_| Adjustable (Option 2)

3d. I want the following additional insurance benefits:

    |_| Accidental Death Benefit $_______________________

    |_| Waiver Premium upon disability |_| Living Benefits Rider

    |_| Waiver Charges upon disability |_| Exchange Option Rider

    |_| Guaranteed Insurability Rider $__________________

    |_| Child Insurance Rider (Complete Supplementary Application)

    |_| Other Insured Rider (Complete Supplementary Application)

    |_| 4 Year Term (Survivorship Coverage Only)

    |_| Split Option (Survivorship Coverage Only)

    |_| _________________________________________________

--------------------------------------------------------------------------------
4. BENEFICIARY The person or entity to whom policy proceeds are payable.
--------------------------------------------------------------------------------

_________________________________________________________
Name of Primary Beneficiary       Relationship to Insured

_________________________________________________________
Social Security/Tax I.D. Number

_________________________________________________________
Name of Contingent Beneficiary    Relationship to Insured

_________________________________________________________
Social Security/Tax I.D. Number

|_| 10-day Common Disaster Clause*
|_| _____-day Common Disaster Clause*

* A Common Disaster Clause requires that the Beneficiary survive the Insured for a specified length of time before becoming entitled to the policy proceeds. The Contingent Beneficiary will receive the policy proceeds rather than the estate of the Primary Beneficiary.

--------------------------------------------------------------------------------
5. POLICYOWNER The person or entity exercising the rights under this contract.
--------------------------------------------------------------------------------

The policyowner will be the insured unless specified here.

_________________________________________________________
Name

_________________________________________________________
Social Security/Tax I.D. Number

_________________________________________________________
Street Address

_________________________________________________________
City  State Zip

______/_____/_________
Date of Trust (if applicable)


1A-97                                                                     PAGE 1

--------------------------------------------------------------------------------
6. PAYMENT The monetary contribution to the policy.
--------------------------------------------------------------------------------
Initial Payment (Check one):

|_| I have enclosed a check for my initial payment of $ _______ and have received a Conditional Receipt.
    (Please make check payable to Allmerica Financial)

|_| My initial payment will be transferred from another company.
    Approximate amount $ _____________

Future payments:

Amount $_________________

|_| Monthly |_| Quarterly |_| Semi-Annually |_| Annually

(If monthly, include a voided check & 'Bank Drafting Application' form) Premium Notices will be mailed to the Owner's home address unless otherwise specified in the "Remarks" section of this application.

--------------------------------------------------------------------------------
7. ALLOCATION How I want my payments invested.
--------------------------------------------------------------------------------

7a. Allocate payment as follows: Use whole percentages. You may allocate your payments to no more than 20 of the variable accounts listed below.

    _______ % Allmerica Select Aggressive Growth Fund
    _______ % Allmerica Select Capital Appreciation Fund
    _______ % Allmerica Select Value Opportunity Fund
    _______ % Allmerica Select Emerging Markets Fund
    _______ % T. Rowe Price International Stock Portfolio
    _______ % Fidelity VIP Overseas Portfolio
    _______ % Allmerica Select International Equity Fund
    _______ % Delaware International Equity Series
    _______ % Fidelity VIP Growth Portfolio
    _______ % Allmerica Select Growth Fund
    _______ % Allmerica Select Strategic Growth Fund
    _______ % Allmerica Growth Fund
    _______ % Allmerica Equity Index Fund
    _______ % Fidelity VIP Equity-Income Portfolio
    _______ % Allmerica Select Growth and Income Fund
    _______ % Fidelity VIP II Asset Manager Portfolio
    _______ % Fidelity VIP High Income Portfolio
    _______ % Allmerica Investment Grade Income Fund
    _______ % Allmerica Government Bond Fund
    _______ % Allmerica Money Market Fund
    _______ % General Account
    _______ %
    _______ %
    _______ %
    _______ % Total

7b. Deductions of all charges will be made pro rata according to the value of each account and the General Account, unless specified below:

    |_| Deduct all charges from ________________________
    (Enter any single account except the General Account)

--------------------------------------------------------------------------------
8. AUTOMATIC ACCOUNT REBALANCING
--------------------------------------------------------------------------------

|_| I elect Automatic Account Rebalancing among the variable accounts to the allocation specified in Section 7:
|_| Monthly |_| Quarterly |_| Semi-Annually |_| Annually

NOTE: Automatic Account Rebalancing and Dollar Cost Averaging cannot be in effect simultaneously.

--------------------------------------------------------------------------------
9. DOLLAR COST AVERAGING
--------------------------------------------------------------------------------

Transfer $ _______________ ($100 minimum)

Select one account from which to transfer money.
From:
    |_| Government Bond |_| Allmerica Money Market Fund
Every:
    |_| Monthly |_| Quarterly |_| 6 Months |_| 12 Months
To
   $ _______  Allmerica Select Aggressive Growth Fund
   $ _______  Allmerica Select Capital Appreciation Fund
   $ _______  Allmerica Select Value Opportunity Fund
   $ _______  Allmerica Select Emerging Markets Fund
   $ _______  T. Rowe Price International Stock Portfolio
   $ _______  Fidelity VIP Overseas Portfolio
   $ _______  Allmerica Select International Equity Fund
   $ _______  Delaware International Equity Series
   $ _______  Fidelity VIP Growth Portfolio
   $ _______  Allmerica Select Growth Fund
   $ _______  Allmerica Select Strategic Growth Fund
   $ _______  Allmerica Growth Fund
   $ _______  Allmerica Equity Index Fund
   $ _______  Fidelity VIP Equity-Income Portfolio
   $ _______  Allmerica Select Growth and Income Fund
   $ _______  Fidelity VIP II Asset Manager Portfolio
   $ _______  Fidelity VIP High Income Portfolio
   $ _______  Allmerica Investment Grade Income Fund
   $ _______  Allmerica Government Bond Fund
   $ _______  Allmerica Money Market Fund
   $ _______  General Account
   $ _______
   $ _______

--------------------------------------------------------------------------------
10. TELEPHONE TRANSFER
--------------------------------------------------------------------------------

Unless I check the box below I will automatically be able to transfer account values and change the allocation of future investments by telephone or fax.

I understand that the Company is authorized to honor telephone requests by me or by individuals authorized by me, to transfer account values among sub-accounts and to change the allocation of my future payments.

     |_| I do not accept this telephone transfer privilege.

--------------------------------------------------------------------------------
11. REPLACING OTHER CONTRACTS
--------------------------------------------------------------------------------

Will the proposed policy replace any existing annuity or life insurance contract(s):

     Insured:       |_| Yes  |_| No
     2nd Insured:   |_| Yes  |_| No

If yes, please complete the appropriate Transfer of Assets or 1035 Exchange Form included with this application package.


1A-97                                                                     PAGE 2

--------------------------------------------------------------------------------
12. INFORMATION ABOUT INSURED(S)
--------------------------------------------------------------------------------

12a. Have you had an illness or injury during the past 6 months that has prevented you from working five consecutive days?

     Insured:      |_| Yes   |_| No
     2nd Insured:  |_| Yes   |_| No

12b. During the past 3 years have you had your motor vehicle license suspended or revoked, been convicted or driving while intoxicated, or been convicted of more than one moving violation?

     Insured:      |_| Yes   |_| No
     2nd Insured:  |_| Yes   |_| No

12c. During the past 3 years, have you participated in or do you intend to participate in scuba diving, parachuting, motor racing, hang gliding or similar flying activity?

     Insured:      |_| Yes   |_| No
     2nd Insured:  |_| Yes   |_| No

12d. During the past 3 years have you flown, or do you intend to fly as a trainee, pilot or crew member?

     Insured:      |_| Yes   |_| No
     2nd Insured:  |_| Yes   |_| No

12e. During the past 12 months, have you smoked one or more cigarettes?

     Insured:      |_| Yes   |_| No
     2nd Insured:  |_| Yes   |_| No

12f. Do you currently use cigars, pipes, chewing tobacco or other tobacco products?

     Insured:      |_| Yes   |_| No
     2nd Insured:  |_| Yes   |_| No

12g. Will you be travelling outside the U.S. or Canada?

     Insured:      |_| Yes   |_| No
     2nd Insured:  |_| Yes   |_| No

Name, address and telephone number of personal physician, and the date/reason last consulted:

Insured:_________________________________________________

_________________________________________________________

_________________________________________________________

_________________________________________________________

_________________________________________________________

2nd Insured:_____________________________________________

_________________________________________________________

_________________________________________________________

_________________________________________________________

_________________________________________________________

Please explain any "yes" answers to 12a-12g. Specify 1st or 2nd Insured. Continue on separate sheet if necessary.

_________________________________________________________

_________________________________________________________

_________________________________________________________

_________________________________________________________

--------------------------------------------------------------------------------
13. SUITABILITY Insureds, Owners, and Agents MUST review and complete this section.
--------------------------------------------------------------------------------

13a. Reason for Insurance:

     |_| Estate Taxes |_| Family Income |_| Death Benefit
     |_| Retirement Income |_| Cash Accumulation
     |_| Business Insurance |_| Fund Business Agreement
     |_| Gift |_| Other

13b. Owner's estimated financial data:

     Securities: $_________ Savings: $_________

     Liquid Net Worth: $___________ Tax Bracket: _______%

     Gross Annual Income: $_____________________________

13c. Risk profile:

     |_| Conservative |_| Moderate |_| Aggressive

     Source of Funds: ___________________________________

13d. Investment objective:

     |_| Emphasize Growth |_| Emphasize Stability
     |_| Balances Growth and Stability

13e. Are any |_| life insurance, |_| annuities, |_| mutual funds, |_| securities, or |_| unmatured CD's being liquidated to purchase this variable life insurance policy?

     If yes, a switching letter signed by the policyowner is attached:

     |_| Yes |_| No

     If yes, has the agent explained the potential advantages and disadvantages of this transaction?

     |_| Yes |_| No

13f. Are you an associated person of another broker or dealer?

     |_| Yes |_| No

13g. Have you received a current prospectus describing the variable life insurance policy, including the underlying funds, and do you believe that a flexible-premium variable life insurance policy is consistent with your investment objectives and financial needs?

     |_| Yes |_| No

Authorization:


____________________________________________________   ___________________
(Completed by a Home Office Registered Principal)      Date


1A-97                                                                     PAGE 3

--------------------------------------------------------------------------------
14. ACKNOWLEDGEMENTS & AUTHORIZATIONS
--------------------------------------------------------------------------------

                       Authorization to Obtain Information

To all physicians, medical professionals, hospitals, clinics, other health care providers, employers, Medical Information Bureau, Inc. (MIB), consumer reporting agencies, other insurance support organizations, the united States Internal Revenue Service, the Puerto Rice Bureau of Income Tax, and other persons who have the types of information described about the proposed insured:

I authorize you to give the Company, its reinsurers, or its agent (a) all information you have as to illness, injury, medical history, diagnosis, treatment, and prognosis (including any drug or alcohol abuse condition or treatment) with respect to any physical or mental condition of the proposed Insured; and (b) any non-medical information including, but not limited to, an investigative consumer reports and copies of my tax returns filed with the United States Internal Revenue Service and/or the Puerto Rico Bureau of Income Tax, that the Company believes it needs to perform the business functions described below. I also authorize the Company to give the MIB health or non-medical information it has about me and that of any minor member of my family applying for insurance.

The information obtained will be used to determine if the proposed insured is eligible for: (a) the insurance requested; or (b) benefits under a policy which is in force. It will also be used for any other business purpose which relates to the insurance requested or the policy which is in force.

This authorization will be valid for 30 months. I know that under federal Regulations I may revoke this authorization as it applies to drug and alcohol abuse treatment information at any time, but my revocation will not affect any information that has been released prior thereto. I know that I may request a copy of this form. I agree that a photocopy is as valid as the original. I have received the Insurance Information Practices notice.

--------------------------------------------------------------------------------

I understand that any death benefit in excess of the face amount, the policy value allocated to the variable account, and/or the duration of coverage for the flexible premium variable life insurance policy applied for, may increase or decrease to reflect the investment experience of the sub-accounts and are not guaranteed as to dollar amount. The policy value allocated to the General Account will accumulate interest at a rate set by the Company which shall not be less than the minimum guaranteed rate of 4% annually. There is no guaranteed minimum policy value. The policy value may decrease to the point where the policy will lapse and provide no further death benefit without additional premium payments.

IT IS UNDERSTOOD AND AGREED THAT: (1) The application consists of this application form and the medical questionnaire; (2) The representations are true and complete to the best of my knowledge and belief; (3) No liability exists and the insurance applied for will not take effect until the policy is delivered and the payment is made during the lifetime of the proposed Insured(s) and then only if the proposed Insured(s) has (have) not consulted or been treated by any physician or practitioner of any healing art or had any tests listed in the application since its completion; but if the payment is paid prior to delivery of the policy and a conditional receipt is delivered by the registered representative, insurance will be effective subject to the terms of the conditional receipt; and (4) No registered representative or broker is authorized to amend, alter, or modify the terms of this agreement.

X_____________________________________   X______________________________________
Signature of Insured              Date   Signature of Spouse              Date
                                         (if application is for Other
                                         Insured Rider)

______________________________________   _______________________________________
Print Name of Insured                    Print Name of Spouse

X_____________________________________   _______________________________________
Signature of 2nd Insured          Date   Signed at City                   State

______________________________________
Print Name of 2nd Insured

X_____________________________________
Signature of Owner               Date
(if other than Insured)

______________________________________
Print Name of Owner


1A-97                                                                     PAGE 4

                                 Agent's Report

--------------------------------------------------------------------------------
15. REPLACEMENT Agents are required to complete this section.
--------------------------------------------------------------------------------

Is the insurance being applied for considered a replacement according to its definition in the replacement regulations (if any) of the state in which the business was written? (send Replacement and/or 1035 Exchange forms where applicable)

|_| Yes |_| No

Indicate any replacement in the chart below.

--------------------------------------------------------------------------------
16. LIFE INSURANCE IN EFFECT Agents are required to complete this section.
--------------------------------------------------------------------------------

Please list all life insurance currently in effect; indicate if insurance being applied for will replace any of the listed policies:

---------------------------------------------------------------------------------------------
 Company/Policy #  Year          Amount          Accidental       Waiver      Replacing Other
                         Personal     Business  Death Benefit                    Policies?*
---------------------------------------------------------------------------------------------
                         $            $         $             |_| Yes |_| No   |_| Yes |_| No
---------------------------------------------------------------------------------------------
                                                              |_| Yes |_| No   |_| Yes |_| No
---------------------------------------------------------------------------------------------
                                                              |_| Yes |_| No   |_| Yes |_| No
---------------------------------------------------------------------------------------------
                                                              |_| Yes |_| No   |_| Yes |_| No
---------------------------------------------------------------------------------------------
                                                              |_| Yes |_| No   |_| Yes |_| No
---------------------------------------------------------------------------------------------
                   Total $            $         $
                         --------------------------------------------------------------------
*If life insurance applied for is replacing existing policy

--------------------------------------------------------------------------------
17. BUSINESS INSURANCE Please complete this section if business insurance is applied for.
--------------------------------------------------------------------------------

17a. Social Security or Tax I.D. Number: _______________________________________

17b. Business Address: _________________________________________________________

                       _________________________________________________________

                       _________________________________________________________

17c. Type of Business: |_| Corporation |_| S-Corporation |_| Partnership
                       |_| Sole Proprietorship

17d. Date Incorporated/Organized: _________________ State Incorporated: ________
     Number of Employees: ___________

17e. Have directors authorized this application? |_| Yes |_| No

17f. How long has the Insured been employed by or worked with the owner? _____________________

            Salary: $ ________________  $ _____________________
                        (Last Year)          (Previous Year)

17g. Net Earnings for Business for: $ ____________________ $ ___________________
                                          (Last Year)         (Previous Year)

17h. Percentage of Business owned by Insured:________________%


1A-97                                                                     PAGE 5

17i. Purpose  for  Insurance:  |_| Stock  Purchase  |_| Split  Dollar
     |_| Stock Redemption |_| Executive Bonus |_| Deferred Compensation |_| Business Keyperson |_| Executive Income Plan |_| Other

17j. Aggregate Business Insurance Authorized on this in all companies: $________

17k. Please list all other partners or associates. If any are insured or proposed for business coverage, please include titles, amounts, and companies:

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

--------------------------------------------------------------------------------
18.  AGENT'S SIGNATURE
--------------------------------------------------------------------------------

As Registered Representative, I certify witnessing the signature of the applicant and that all information, statements, and answers in this application are correct, complete, and true and have been accurately recorded, to the best of my knowledge and belief. Based on the information furnished by the Owner or Insured in this application, I certify that I have reasonable grounds for believing the purchase of the policy applied for is suitable for the Owner. I further certify that the Prospectuses were delivered and that no written sales materials other than those furnished or approved by the Company were used.

It is hereby stated that I/we personally solicited this application and, except as specified below, no other agent or broker has any commission interest in this sale. (If more than one agent indicate split, otherwise the Company assumes that any division of commission is in equal in shares.)

X__________________________________________  _____________
Signature of Registered Representative             %

___________________________________________  _____________
Print Name of Registered Representative           Date

__________________________________________________________
Agency Name/Code


X__________________________________________  _____________
Signature of Registered Representative             %

___________________________________________  _____________
Print Name of Registered Representative           Date

__________________________________________________________
Agency Name/Code


X__________________________________________  _____________
Signature of Registered Representative             %

___________________________________________  _____________
Print Name of Registered Representative           Date

__________________________________________________________
Agency Name/Code


X__________________________________________  _____________
Signature of Registered Representative             %

___________________________________________  _____________
Print Name of Registered Representative           Date

__________________________________________________________
Agency Name/Code

--------------------------------------------------------------------------------
REMARKS
--------------------------------------------------------------------------------

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

--------------------------------------------------------------------------------
FOR HOME OFFICE USE ONLY
--------------------------------------------------------------------------------

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


1A-97                                                                     PAGE 6

================================================================================

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                                                  WORCESTER, MASSACHUSETTS 01653

APPLICATION FOR
INDIVIDUAL ADULT LIFE                                              BASIC PACKAGE
AND/OR HEALTH INSURANCE

                         INSURANCE INFORMATION PRACTICES

Name of Proposed Insured________________________________________________________

Personal information about you may be obtained from persons other than you. You have a right of access and correction with respect to personal information obtained about you. The Company may in some cases also disclose personal or privileged information it has about you to other third parties without your authorization. A detailed description of the Company's information practices will be furnished on your request.

Any request for information should be directed to Individual Insurance Underwriting at the Home Office.

                      Medical Information Bureau Pre-Notice

Information regarding your insurability and/or any past or future claims will be treated as confidential. The Company, or its reinsurers, may, however, make a brief report thereon to the Medical Information Bureau, a nonprofit membership organization of life insurance companies which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file.

Upon receipt of your request, the Medical Information Bureau, will arrange for disclosure of the information about you contained in its file. If you question the accuracy of the information in the Bureau's file, you may contact the Bureau to seek a correction in accordance with the procedure established in the Federal Fair Credit Reporting Act. The address of the Bureau's Information office is P.O. Box 105, Essex Station, Boston, Massachusetts 02112: the Bureau's telephone number is (617) 426-3660.

The Company, or its reinsurers, may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

                      Fair Credit Reporting Act Pre-Notice

In making this application for insurance it is understood that an investigative consumer report may be made. Information will be obtained through personal interviews with third parties such as family members, business associates, financial sources, friends, neighbors or others with whom you are acquainted. This inquiry includes information as to your character, general reputation, personal characteristics and mode of living, whichever may be applicable. Upon written request, you will be told if an investigative consumer report has been ordered. If so, you may ask to be interviewed in connection with its preparation. You have the right to make a written request within a reasonable period of time for a complete and accurate disclosure of additional information concerning the nature and scope of the investigative consumer report. You also have the right to inspect and obtain a copy of the investigative consumer report from the investigating consumer reporting agency.

                    Personal Information Telephone Interview

Thank you for your application for insurance. While an underwriter is evaluating your application, we may ask one of our Home Office Interviewers to contact you for additional information. Whenever possible, calls will be made at your convenience and to the telephone number you have provided. Your agent will review with you the information we need to initiate the call and will record it on a separate form.


FORM 05207-90 (9/95)           ADULT

CONDITIONAL RECEIPT FOR
ADVANCE PAYMENT OF PREMIUM                        Worcester, Massachusetts 01653

No. 315076

 |_| FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY (THE "COMPANY")

 |_| ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY  (THE "COMPANY")
                                  (check one)

--------------------------------------------------------------------------------
Advance payment of $ _______(Life) $ _______ (Health) on _______ (date) with the application for insurance has been received on the life of ____________________, the proposed insured. This receipt bears the same serial numbers as the application.

                                 Received for the Company by ___________________

                         CONDITIONAL INSURANCE AGREEMENT

      THERE IS NO INSURANCE UNDER THIS AGREEMENT UNTIL ALL THE CONDITIONS
                                 HAVE BEEN MET.

                                     GENERAL

Definitions

"Underwriting Date" means the date of Part I, Part II, the Conditional Receipt or the Medical Exam, whichever date is later. If an Other Insured Rider is applied for, the "Underwriting Date" for coverage on the Other Insured is the later of the date of the Conditional Receipt, the Part IA or the Medical Exam if required.

"Insurable on a standard basis" means acceptable under the Company's underwriting rules for the plan and amount of insurance applied for without any additional premium charge or restrictive rider.

"Insurable on a non-standard basis" means acceptable for the type of insurance applied for under the Company's underwriting rules but not on a standard basis.

General

Any check or draft is accepted subject to collection. No agent or broker is authorized to amend, alter, or modify the terms of this agreement. All statements in the application are representations, not warranties. If you do not hear from us within 60 days of the date of this agreement, please write to us without delay, stating the facts concerning the application. Our address is 440 Lincoln Street, Worcester, MA 01653.

                              CONDITIONS TO BE MET

Conditions Precedent

The following conditions precedent must be met before we have any liability under this agreement other than the return of the premium received:

      1. The application must be completed and signed by the proposed insured(s) and the owner, if not the insured.

      2. The proposed insured(s) must be insurable on either a standard or non-standard basis on the underwriting date if life insurance only is applied for. The proposed insured(s) must be insurable on a standard basis on the underwriting date for any health insurance.

      3. The proposed insured(s) must be under the age of 71 for life insurance and under the age of 61 for health insurance.

      4. The proposed insured(s) must have undergone a medical exam if required by us.

      5.    If the date of the Conditional Receipt is later than the date of
            Part II and Part IA (if applicable), the proposed insured must not have consulted or been treated by any physician or practitioner of any healing art nor had any tests listed in the application since the completion of Part II and Part IA.

If all of the conditions have been met, some insurance will be provided under this agreement. However, the insurance will be subject to all of the further provisions of this agreement.

Insurance Not in Force. If application is made for both health and life insurance, no health insurance will be in force on any proposed insured who is insurable on a non-standard basis.

If a person proposed for life insurance is not insurable on either a standard or a non-standard basis, no life or health insurance will be in force.
--------------------------------------------------------------------------------


Form 1CR-87                                                            Rev. 9/95

--------------------------------------------------------------------------------
                                    BENEFITS

Amount of Insurance - Life. If a proposed insured is insurable on a standard basis, the death benefit provided under this agreement will be the lesser of the amount applied for or the limit described below.

If a proposed insured is insurable on a non-standard basis which requires a higher premium than the premium on the policy applied for, the amount of the death benefit will be reduced. The reduced benefit will be in the same ratio to the amount applied for as the premium paid with this receipt is to the total premium that would be required on the plan the Company is willing to issue; but in no event more than the maximum limit set forth below.

If the proposed insured is insurable on a non-standard basis which does not require a higher premium, the death benefit provided under this agreement will be the lesser of the following:

      (a)   the amount applied for;

      (b)   the maximum limit applicable to the proposed insured; and

      (c) the premium paid if the proposed insured's death comes within the terms of the restrictive rider which would have been attached to the policy when used.

Maximum Limit - Life Insurance. The maximum limit under this agreement for life insurance, including accidental death benefit, is an amount which when added to any death benefit provided under any life insurance policy or conditional insurance agreement having a date of issue or underwriting date respectively within 90 days prior to the underwriting date of this agreement does not exceed the following applicable amounts:

      (a) If insurable on a standard basis, for issue ages 0 through 15, $50,000; 16 through 60, $500,000; 61 through 65, $250,000; 66 through 70, $100,000; 71 and over, none.

      (b) If insurable on a non-standard basis, for issue ages 0 through 15, $25,000; 16 through 60, $250,000; 61 through 65, $125,000; 66 through 70, $50,000; 71 and over, none.

The maximum limit will not be increased because payment has been made to the Company which is larger than the premium required for such reduced insurance. Upon due proof of the death of the proposed insured that portion of the premium paid for any excess insurance shall be paid to the beneficiary named in this application.

Suicide Exclusion. If the proposed insured commits suicide while this agreement is in force, the Company's liability will be limited to the return of the premium paid.

Amount of Insurance - Health. If the proposed insured becomes totally disabled as defined in the policy, the maximum monthly benefit will be the lesser of the amount applied for and the maximum limit set forth below.

Maximum Limit - Health Insurance. The maximum limit under this agreement for monthly indemnity is an amount which, when added to any monthly indemnity provided by the Company under any health insurance policy or conditional insurance agreement having a date of issue or underwriting date respectively within 90 days prior to this agreement, does not exceed the lesser of:

      (a)   $2,000; and

      (b) the published limit of the Company in effect on the underwriting date.

Such health insurance will be subject to the elimination period elected in the application, if any. Benefits will be payable for no more than 24 months or the benefit period applied for, if less. Any such insurance in excess of the maximum limit shall be void and all premiums paid for such excess shall be returned.

The maximum limit under this agreement for any health insurance other than monthly indemnity will be the lesser of the amount applied for and the applicable published limit of the Company in effect on the underwriting date of this agreement.

                                  TERMINATION

Termination - This agreement may be terminated at any time prior to incurrence of a claim. The Company's sole liability shall be limited to the refund of the premium paid. Such termination will occur on the earliest of the following:

      1.    The delivery of the insurance issued on this application.

      2. The date the Company mails a termination notice with a refund of your payment to you.

      3.    Ninety days after the underwriting date.
--------------------------------------------------------------------------------


Form 1CR-87                                                            Rev. 9/95

First Allmerica Financial Life Insurance Company (The "Company")
Allmerica Financial Life Insurance and Annuity Company (The "Company")

Name of Proposed Insured _______________________________________________________

                       AUTHORIZATION TO OBTAIN INFORMATION

--------------------------------------------------------------------------------
To all physicians; medical professionals; hospitals; clinics; other health care providers; employers; Medical Information Bureau, Inc. (MIB); consumer reporting agencies; other insurance support organizations; and other persons who have the types of information described below about the proposed insured:

I authorize you to give the Company, its reinsurers, or its agent: (a) all information you have as to illness, injury, medical history, diagnosis, treatment, and prognosis (including any drug or alcohol abuse condition or treatment) with respect to any physical or mental condition of the proposed insured; and (b) any non-medical information, including an investigative consumer report, which the Company believes it needs to perform the business functions described below. I also authorize the Company to give MIB health or non-medical information it has about me and that of any minor member of my family applying for insurance.

The information obtained will be used to determine if the proposed insured is eligible for: (a) the insurance requested; or (b) benefits under a policy which is in force. It will also be used for any other business purpose which relates to the insurance requested or the policy which is in force.

This authorization will be valid for 30 months. I know that under Federal Regulations, I may revoke this authorization as it applies to drug and alcohol abuse treatment information at any time; but my revocation will not affect any information that has been released prior thereto. I know that I may request a copy of this form. I agree that a photocopy is as valid as the original. I have received the Insurance Information Practices notice.

      _________________  _______________________________________________________
      Date               Signature of proposed insured (if proposed insured is a
                                             minor, signature of legal guardian)

                         _______________________________________________________
                         Signature of spouse (if proposed for insurance)

Form 4826-90                                                           Rev. 3/95
--------------------------------------------------------------------------------
|_| First Allmerica Financial Life Insurance Company
                      |_| Allmerica Financial Life Insurance And Annuity Company

                     PERSONAL HISTORY INTERVIEW INFORMATION
--------------------------------------------------------------------------------
Proposed Insured's Name (Professional Title)
                             |_| Adult          Application for
                                                |_| Life       - Amount $_______
                             |_| Juvenile       |_| Disability - Amount $_______
--------------------------------------------------------------------------------
Home Telephone No. (Area Code) and No.
                                      Business Telephone No. (Area Code) and No.
   (        )                           (        )
--------------------------------------------------------------------------------
Driver's License Information
    No.                                   State
--------------------------------------------------------------------------------
The best time for us to call you is           1st Choice ____________ Eastern
at |_| Home  |_|  Business                    2nd Choice ____________ Time
--------------------------------------------------------------------------------
Agency                       Agent              Date Received in P.H.I. Unit

--------------------------------------------------------------------------------
                             Attempts to Call         Attempts to Call

 Date/Time ________________________          Date/Time ________________________

 Date/Time ________________________          Date/Time ________________________

 Date/Time ________________________          Date/Time ________________________
--------------------------------------------------------------------------------
Date call completed        Time ____________ Remarks
                                |_|AM  |_|PM
--------------------------------------------------------------------------------

                                                                      No. 315076
APPLICATION FOR INDIVIDUAL
ADULT LIFE AND/OR HEALTH
    INSURANCE - PART I                    |_| First Allmerica Financial Life
                                              Insurance Company
                                          |_| Allmerica Financial Life
                                              Insurance and Annuity Company
                                          |_| Life |_| Disability
                                          Check applicable box(es)
All Answers Must Be Handwritten           Worcester, Massachusetts 01653
--------------------------------------------------------------------------------
                        COMPLETE FOR ALL APPLICATIONS
--------------------------------------------------------------------------------
1.a) PROPOSED INSURED First - Middle Initial - Last

  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|

  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
b) Sex         c)       BIRTH                  d) Owner's Soc. Sec. or I.D.
               -----------------------
|_| M |_| F    Mo.  Day   Yr.   State
              |____|____|____||___|___|                   -     -
--------------------------------------------------------------------------------
2. a) RESIDENCE
   No.             Street                        Apt.         Yrs.

--------------------------------------------------------------------------------
  City                                 State           Zip
                                     |___|___||___|___|___|___|___|
--------------------------------------------------------------------------------
  b) BUSINESS ADDRESS
  No.              Street                        Apt.         Yrs.

--------------------------------------------------------------------------------
  City                                 State           Zip
                                     |___|___||___|___|___|___|___|
--------------------------------------------------------------------------------
3. PREMIUM PAYABLE
   |_| Annual      |_| Semi-Annual    |_| Quarterly

   |_| M.A.P.      |_| Other ___________________________________________________

   Existing M.A.P. or List Bill No._____________________________________________
--------------------------------------------------------------------------------
4. Periodic Premium (Exceptional Life Only)

   $
--------------------------------------------------------------------------------
5. a) Premium Notices To
   |_| Insured    |_| Owner    at   |_| Residence    |_| Business

   |_| Other (Name)_____________________________________________________________

   b) No._____ Str.___________________________________ Apt._____________________

   __________________________________|___|___||___|___|___|___|___|
   City                                State           Zip
--------------------------------------------------------------------------------
6. Has the initial premium been paid and the                        Yes  No
   Company's Conditional Receipt been given?                        |_|  |_|

     Life $______________ Disability $______________________
--------------------------------------------------------------------------------
7. a) Have you smoked one or more                                   Yes  No
      cigarettes in the last 12 months?                             |_|  |_|

   b) Do you currently use any other form of tobacco?               |_|  |_|

      |_| Cigars |_| Pipe |_| Chew |_| Other________________________________
--------------------------------------------------------------------------------
8. a) Employer, Occupation and Duties    b) Yrs.________________________________


                                                                    Yes  No
   c) Any change contemplated?                                      |_|  |_|

   d) During the past 6 months has an illness or injury
      prevented you from engaging in the usual duties
      of your occupation for more than 7 days?                      |_|  |_|
--------------------------------------------------------------------------------
9.  Will the insurance applied for replace or change
    any existing insurance or annuities in any company?             |_|  |_|
--------------------------------------------------------------------------------
10. Have you applied for any life or disability insurance
    with another company in the last six months?                    |_|  |_|
--------------------------------------------------------------------------------
11. Do you intend to travel outside the United States
    and Canada?                                                     |_|  |_|
--------------------------------------------------------------------------------
12. In the last 3 years have you

   a) Had your motor vehicle license suspended
      or revoked or have you been convicted
      of driving under the influence of drugs
      or alcohol or been convicted of more
      than one moving violation?                                    |_|  |_|

   b) Participated in or do you intend to
      participate in                                                |_|  |_|
      |_|  Motor Racing                 |_|  Scuba Diving
      |_|  Hang Gliding or              |_|  Parachuting
           similar flying activities

   c) Flown or intend to fly as a trainee,
      pilot or crewmember?                                          |_|  |_|
      If 12b or c "yes" - Complete Appropriate Questionnaire
================================================================================
Explain "yes" answers 8-12


--------------------------------------------------------------------------------
                          COMPLETE FOR LIFE INSURANCE
--------------------------------------------------------------------------------
13. LIFE INSURANCE APPLIED FOR
        Amount                               Plan

     $______________________________________|___________________________________
--------------------------------------------------------------------------------
14. Flex Term Plans                        |_| Decreasing Term
    |_| Level term                               Int. Rate ____________________%
    |_| Level Prem. Red. Term.                   No. of Yrs. __________________
--------------------------------------------------------------------------------
15. Death Benefit Option (Exceptional Life only)
      |_| Option 1           |_| Option 2
--------------------------------------------------------------------------------
16. RIDERS                                   |_| Exchange Option Rider
    |_| GIR $_________________               |_| Flex Term Rider $______________
    |_| OIR (Complete Part 1a)               |_| Level Term
    |_| CIR (Complete Part 1a)               |_| Level Prem. Red. Term
    |_| AIR __________________               |_| Decreasing Term
    |_| Paid up Additions Rider                   Int. Rate ___________________%
        |_|  Annual Premium $___________________  No. of Yrs.__________________
        |_|  Single Premium $___________________  |_| LBR
--------------------------------------------------------------------------------
17. OPTIONAL BENEFITS
    a) |_| Waiver of Premium    c) |_| ADB $__________________________________
    b) |_| Waiver of Charges    d) |_| APL
================================================================================
18. DIVIDEND OPTION (First Allmerica Financial Only)
    a) |_| Paid in Cash    d) |_| Paid up Adds
    b) |_| Reduced Prem.   e) |_| Accumulate at Interest
    c) |_| Other ______________________________________________________________
================================================================================
19. a) PRIMARY BENEFICIARY                                    Relationship


       |_| _________________ day Common Disaster Clause
    ----------------------------------------------------------------------------
    b) CONTINGENT BENEFICIARY

================================================================================
20. OWNER (if other than insured)

--------------------------------------------------------------------------------


Form 1A-90 Page 1                                                     Rev. 9/95

--------------------------------------------------------------------------------
                       COMPLETE FOR DISABILITY INSURANCE
--------------------------------------------------------------------------------
21. DISABILITY INSURANCE APPLIED FOR
 a) |_| INCOME REPLACEMENT           Elim.                Ben.
           Mo. Ben. $ __________     Per.  __________     Per.  ____________
    RIDERS
    |_| Regular Occupation      |_| Residual Disability
    |_| Lifetime Accident       |_| Partial Disability
    |_| Life Sick/Acc           |_| Hosp. Conf.  $__________________________
                                       Elim.                Ben.
    |_| AIB: Mo. Ben. $ __________     Per.  __________     Per.  __________
                                       Elim.                Ben.
    |_| SIS: Mo. Ben. $ __________     Per.  __________     Per.  __________
    |_| AIO PLUS        ______
    |_| COLA
    |_| Key Person  $________________________________________________________
    |_| Other________________________________________________________________

 b) |_| DISABILITY BUY-OUT    Amt. $_____________  Elim. Per.________________

        |_| Additional Ins. Option $_________________________________________

 c) |_| OVERHEAD EXPENSE
                                       Elim.                Ben.
        Amt. $_________________        Per.  __________     Per.  __________
    |_| Residual Rider
    |_| Additional Insurance Benefit          _______________________________%
    |_| Additional Insurance Option Rider         $__________________________
--------------------------------------------------------------------------------
22. OVERHEAD EXPENSE DATA

 a) Your share of the average monthly overhead expenses for the last six months.

  Rent           $____________________     Laundry         $____________________
  Electricity    $____________________     Janitorial Svs. $____________________
  Telephone      $____________________     Depreciation    $____________________
  Heat & Water   $____________________     (office furniture & equipment only)
  Taxes          $____________________                      ____________________
  Salaries       $____________________                      ____________________
  Mortgage Int.  $____________________     TOTAL           $____________________

 b) Are you sole owner of the business?         |_| Yes  |_| No

 c) If not, your share  ___________________________________%
    How many other owners      _____________________________________
--------------------------------------------------------------------------------
23. ANNUAL EARNED INCOME*

 a)          Last Tax Year  $_________________________________________________
             Prior Tax Year $_________________________________________________
             Two Years Ago  $_________________________________________________

 b) Unearned Income (indicate source)    $____________________________________

 c) Net Worth       Personal $________________________________________________
                    Business $________________________________________________

*Earned income is the total of your annual salaries, wages, bonuses, commissions and fees less ordinary business expenses.
--------------------------------------------------------------------------------
24. Record all disability income and overhead expense coverage in force
    (include fringe, individual, group, salary continuation, association, union benefits or state disability benefits). If none, write "NONE".

---------------------------------------------------------------------------------------------------------
Company or Source      Year     Disability   Overhead     Monthly     Elim.    Benefit     Offset By
                      Issued      Income      Expense    Indemnity   Period    Period    Social Security
---------------------------------------------------------------------------------------------------------
                                                        $                               $
---------------------------------------------------------------------------------------------------------
                                                        $                               $
---------------------------------------------------------------------------------------------------------
                                                        $                               $
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          COMPLETE FOR ALL APPLICATIONS
--------------------------------------------------------------------------------
Special Request    Home Office Amendments and Corrections/Administrative Purpose





--------------------------------------------------------------------------------
It is agreed that: (1) The application consists of Parts I, II and IA, if IA applies. (2) The representations are true and complete to the best of my knowledge and belief, (3) No liability exists and the insurance applied for will not take effect unless the policy is delivered and the premium is paid during the lifetime of the proposed insured(s) and then only if the proposed insured(s) has (have) not consulted or been treated by any physician or practitioner of any healing art nor had any tests listed in the application since its completion; but, if the premium is paid prior to delivery of the policy and a conditional receipt is delivered by the agent, insurance shall be effective subject to terms of the conditional receipt. (4) No agent or broker is authorized to amend, alter, or modify the terms of this agreement.
--------------------------------------------------------------------------------
Signed at (City and State)         Date      Full signature of proposed insured

--------------------------------------------------------------------------------
This application is made at the request of the undersigned who hereby ratifies each statement, representation and agreement herein and agrees that any contract of insurance issued in connection with this application shall be issued on the condition that each statement, representation and agreement shall be binding upon the above named owner(s) to the same extent and degree as if made by the owner(s).
--------------------------------------------------------------------------------
Signed at (City and State)         Date       Full signature(s) of owner(s)
                                              (other than insured)

--------------------------------------------------------------------------------
Soliciting Agent's Signature       Date       If Business, name of establishment
                                              and title/capacity

--------------------------------------------------------------------------------
Form 1A-90 Page 2                                                      Rev. 9/95

                First Allmerica Financial Life Insurance Company
                       Allmerica Financial Life Insurance
AGENT'S REPORT                 and Annuity Company
--------------------------------------------------------------------------------
SECTION A              COMPLETE FOR ALL APPLICATIONS
--------------------------------------------------------------------------------
1.  Name               First - Middle Initial - Last

--------------------------------------------------------------------------------
2. Proposed Insured
   a) Years Known ______________ b) Marital Status _______________
   c) |_| Relative  |_| Friend  |_| Client  |_| Stranger
--------------------------------------------------------------------------------
3. Home Telephone No. (Area Code) and No.
   (             )
--------------------------------------------------------------------------------
4. Driver's License Number and State
                               |
--------------------------------------------------------------------------------
5. What is the proposed insured's annual income? (Life only)

Earned $ _____________________________   Unearned $_____________________________

             Financial Worth $
--------------------------------------------------------------------------------
6. Quick Pay              years (NOT GUARANTEED)
--------------------------------------------------------------------------------
7. Occupational Class (Disability only)
   |_|4AS    |_|4A     |_|3A     |_|2A    |_|A
--------------------------------------------------------------------------------
8. a) Is the insurance being applied for considered a
      replacement according to its definition in the
      replacement regulations (if any) in the state the
      business was written?             |_| Yes   |_| No
      (Send Replacement forms or 1035 Exchange where applicable)

   b) If the answer to a above is "yes", list below all existing life, disability or annuity contracts proposed to be replaced.

      Policy Number                                Name of Issuing Company
      -------------                                -----------------------


--------------------------------------------------------------------------------
9. List all life insurance in force
--------------------------------------------------------------------------------
Company         Year         Insurance Amount             ADB        Waiver
                       ------------------------------
                          Personal      Business
--------------------------------------------------------------------------------
                        $             $               $         |_| Yes |_| No
--------------------------------------------------------------------------------
                                                                |_| Yes |_| No
--------------------------------------------------------------------------------
                                                                |_| Yes |_| No
--------------------------------------------------------------------------------
                                                                |_| Yes |_| No
--------------------------------------------------------------------------------
                TOTAL   $             $               $
--------------------------------------------------------------------------------
SECTION B    COMPLETE FOR ALL APPLICATIONS WHEN BUSINESS INSURANCE APPLIED FOR
--------------------------------------------------------------------------------
10. a) Type of Business
    |_| Corporation        |_| S-Corporation
    |_| Partnership        |_| Sole Proprietorship
    b) Date Incorporated or organized __________________________________
    c) Number of employees______________________________________________
    d) If Corporation, State of incorporation___________________________
       Have directors authorized this application?  |_| Yes |_| No
--------------------------------------------------------------------------------
11. a) How long has proposed
       insured been with owner?________________________________________
    b) Percentage of business
       owned by proposed insured?______________________________________%
--------------------------------------------------------------------------------
12. Net Earnings (after tax) of business for

    Last Year $                     Previous Year $
--------------------------------------------------------------------------------
13. Purpose of Insurance

    |_| Stock Purchase                  |_| Business Keyperson
    |_| Split Dollar                    |_| Executive Bonus
    |_| Stock Redemption                |_| Executive Income Plan
    |_| Deferred Compensation
                                        |_| Other_______________________________
--------------------------------------------------------------------------------
14. Salary of proposed insured for

    Last year $                       Previous year $
--------------------------------------------------------------------------------
15. a) What is aggregate business insurance (existing and
       new) authorized on this life in all companies?
       Existing $______________________ New $__________________________________

    b) Are any other partners or associates insured or
       proposed for business coverage?    |_| Yes  |_| No
       Give names, titles, amounts and companies.


    c) If partnership, give full name of all partners.


--------------------------------------------------------------------------------
16. Home Office Assistance
    |_| B.I. Handbook       |_| Financial Topics
    |_| Sales Proposals     |_| Technical Release
    |_| Inquiry             |_| Other ______________________________
    |_| What's New
    Was this case a result of any previous assistance either
    direct or indirect?              |_| Yes  |_| No
--------------------------------------------------------------------------------
SECTION C            COMPLETE WHEN OIR AND/OR CIR IS APPLIED FOR
--------------------------------------------------------------------------------
17. For CIR
    Are all children who have not reached their
    18th birthday included?    |_| Yes     |_| No
    If "no", explain

--------------------------------------------------------------------------------
18. For CIR and OIR (child)             How long have you
    known the parent or person with whom the child (children) is (are) living? (If other than the applicant, give name and explain)

--------------------------------------------------------------------------------
19. For CIR and OIR
    a) To the best of your knowledge, will the life
       insurance being applied for replace life
       insurance or annuities in any company?      |_| Yes |_| No
       (Send replacement forms where applicable.)

    b) If the answer to a above is "yes", list all existing life insurance or annuity contracts proposed to be replaced.
       Policy Number                   Name of Issuing Company

--------------------------------------------------------------------------------
Form 1AR-90 Page 1                                                     Rev. 3/95

--------------------------------------------------------------------------------
SECTION D COMPLETE FOR LIFE APPLICATION WHEN APPLICANT IS DEPENDENT SPOUSE OR
                               DEPENDENT CHILD
--------------------------------------------------------------------------------
20. a) What is the need for proposed insurance?

    b) If supporting spouse or parent is insured for benefit of family, give amount. If not insured, give reasons.

    c) Regarding supporting spouse or parent

       Full Name____________________________________

       Birthdate____________________________________

       Income_______________________________________
--------------------------------------------------------------------------------
SECTION E   COMPLETE FOR LIFE APPLICATION WHEN INSURANCE IS FOR ESTATE PLANNING
                                      PURPOSES
--------------------------------------------------------------------------------
21. a) Home Office Assistance

    |_| What's New               |_| Inquiry
    |_| Technical Release
    |_| Financial Topics         |_| Other_______________________

    b) Was this case a result of any previous assistance
       either direct or indirect?     |_| Yes  |_| No
--------------------------------------------------------------------------------
22. a) Was an Estate Analysis prepared?         |_| Yes  |_| No

    b) Was a Liquidity Analysis prepared?       |_| Yes  |_| No

--------------------------------------------------------------------------------
SECTION F       COMPLETE FOR LIFE APPLICATION WHEN INSURANCE IS FOR FINANCIAL
                                      PLANNING PURPOSES
--------------------------------------------------------------------------------
23. a) Home Office Assistance
    |_| Financial Topics      |_| Plan Prep./Review
    |_| Inquiry               |_| Other__________________________

    b) Was this case a result of any previous assistance
       either direct or indirect?    |_| Yes  |_| No
--------------------------------------------------------------------------------
24. a) Was a financial plan prepared?                       |_| Yes  |_| No

    b) If "yes", type of plan                               |_| Basic
                                                            |_| Comprehensive
                                                            |_| Focus

    c) Was a fee charged?                                   |_| Yes  |_| No
--------------------------------------------------------------------------------
SECTION G              COMPLETE FOR ALL APPLICATIONS FOR MARKET RESEARCH
--------------------------------------------------------------------------------
25. Need
              |_| Personal    |_| Business   |_| Estate
--------------------------------------------------------------------------------
26. Occupation
    |_| Business owner        |_| Manager/Exec.
    |_| Professional          |_| Self-Employed
    |_| Other white collar    |_| Blue collar
--------------------------------------------------------------------------------
27. Industry
    |_| Medical               |_| Retail Trade
    |_| Construction          |_| Finances, Ins., Real Estate
    |_| Manufacturing         |_| Professional Service
    |_| Trans./Public Util.   |_| Public Administration
    |_| Wholesale Trade       |_| Education
    |_| Agriculture, Forestry |_| Other
--------------------------------------------------------------------------------
28. a) Was this a competitive situation?   |_| Yes |_| No

    b) Competing Company_____________________________________________________

    c) Home Office Assistance              |_| Yes |_| No
--------------------------------------------------------------------------------
29. Reason for Insurance
    |_| Death Taxes           |_| Family Income
    |_| Gift                  |_| Retirement Income
    |_| Estate Protection     |_| Fund Bus. Agreement
    |_| Cash Accumulation     |_| Other
--------------------------------------------------------------------------------
30. Source                    |_| Observation
    |_| Personal              |_| Seminar
    |_| Direct Mail           |_| Referred Lead
    |_| Cold Call             |_| Policyholder
    |_| Orphan                |_| Telemarketing Lead
--------------------------------------------------------------------------------
31. Other Investments         |_| Money Market
    |_| Stocks & Bonds        |_| Commodities
    |_| Investment Property   |_| Savings Account
    |_| Group Benefit Plan    |_| Pension Plan
--------------------------------------------------------------------------------
32. Planning Tools Used       |_| Ledger Proposal
    |_| FSA                   |_| Next $
    |_| Ins Mark              |_| Other
--------------------------------------------------------------------------------
It is hereby stated that (we) (I) personally solicited this application and, except as specified below, no other agent or broker has any commission interest in this sale. It is certified that the information supplied by the proposed insured has been truly and accurately recorded. (If more than one agent indicate split otherwise the Company assumes that any division of commission is in equal shares.)
--------------------------------------------------------------------------------
Signature of Agent            Print Full Name               Code      Agency

                           %
--------------------------------------------------------------------------------
Signature of Agent            Print Full Name               Code      Agency

                           %
--------------------------------------------------------------------------------
Signature of Agent            Print Full Name               Code      Agency

                           %
--------------------------------------------------------------------------------
Signature of Agent            Print Full Name               Code      Agency

                           %
--------------------------------------------------------------------------------
Form 1AR-90, Page 2                                                   Rev. 3/95

APPLICATION FOR INDIVIDUAL
ADULT LIFE AND/OR DISABILITY
    INSURANCE - PART II                      |_| First Allmerica Financial Life
                                                 Insurance Company
                                             |_| Allmerica Financial Life
                                                 Insurance and Annuity Company
                                             |_| Life |_| Disability
                                             Check applicable box(es)
All Answers Must Be Handwritten              Worcester, Massachusetts 01653
--------------------------------------------------------------------------------
1. Proposed Insured                              Birth Date
   First       M.I.      Last                    Mo. Day Yr.
                                                    |    |
--------------------------------------------------------------------------------
2. Personal Physician
   a) |_| Name and Address       b) |_| None

   _____________________________________________________________________________
   _____________________________________________________________________________
   _____________________________________________________________________________

   Reason Last Consulted     Date
   c) |_| Routine Exam      Were all findings normal? |_| Yes |_| No
   d) |_| As indicated in #27 on page 2
   e) |_| Other - Give Details

   Date                Reason                         Result
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

--------------------------------------------------------------------------------
3. In the past 10 years have you been told you had or been
   treated for immune system disorder including acquired
   immune deficiency syndrome (AIDS) or AIDS related
   complex (ARC)?                                              |_| Yes  |_| No
--------------------------------------------------------------------------------
4. During the past 5 years have you used marijuana, cocaine, barbiturates, narcotics, excitants, or hallucinogens, except
   as prescribed medication?                                   |_| Yes  |_| No
--------------------------------------------------------------------------------
5. Do you engage in a scheduled exercise program?
   (If "yes", give details = type, duration, frequency)
                                                               |_| Yes  |_| No
--------------------------------------------------------------------------------
6. Are you now pregnant?                                       |_| Yes  |_| No

If yes, expected date of delivery
--------------------------------------------------------------------------------
Explain "yes" answers to #3-5.
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
During the Past 10 years have you had, been told you had, or been treated for

7.  a) |_| Chest pain or Angina    c) |_| Heart Murmur            e) |_| Heart Attack     g) |_| Palpitations   i) |_| None of These
    b) |_| Rheumatic fever         d) |_| High Blood Pressure     f) |_| Blood Vessel     h) |_| Heart
                                                                         Disorder                Disorder

8.  a) |_| Pneumonia               d) |_| Persistent Cough        g) |_| Coughing of      j) |_| Asthma         m) |_| None of These
    b) |_| Bronchitis              e) |_| Persistent Hoarseness          Blood            k) |_| Pleurisy
    c) |_| Tuberculosis            f) |_| Allergies               h) |_| Emphysema        l) |_| Chronic
                                                                  i) |_| Respiratory             Shortness
                                                                         Disorder                of Breath

9.  a) |_| Recurrent Headache      c) |_| Dizziness or Fainting   e) |_| Brain Disorder   g) |_| Seizures       i) |_| None of These
    b) |_| Paralysis               d) |_| Stroke                  f) |_| Speech Loss      h) |_| Memory Loss

10. a) |_| Nervous Disorder        b) |_| Mental Disorder         c) |_| Depression       d) |_| Suicide        e) |_| None of These
                                                                                                 Attempt

11. a) |_| Ulcer                   b) |_| Recurring Indigestion   c) |_| Vomiting Blood   d) |_| Difficulty     e) |_| None of These
                                                                                                 Swallowing

12. a) |_| Colon Polyp             b) |_| Ileitis or Colitis      c) |_| Persistent       d) |_| Bloody Stools  e) |_| None of These
                                                                         Diarrhea

13. a) |_| Hepatitis               c) |_| Cirrhosis               e) |_| Jaundice         g) |_| Gall Bladder   i) |_| None of These
    b) |_| Stomach Disorder        d) |_| Liver Disorder          f) |_| Intestinal              Disorder
                                                                         Disorder         h) |_| Pancreas
                                                                                                 Disorder

14. a) |_| Cancer                  c) |_| Skin Cancer             e) |_| Tumor            g) |_| Cyst           h) |_| None of These
    b) |_| Fibroids                d) |_| Skin Disorder           f) |_| Lymph Gland
                                                                         Disorder

15. a) |_| Diabetes                b) |_| Thyroid Disorder        c) |_| Disease of       d) |_| Glandular      e) |_| None of These
                                                                         Breast                  Disorder

16. a) |_| Sugar in Urine          d) |_| Pus in Urine            g) |_| Kidney Disorder  i) |_| Urinary        k) |_| None of These
    b) |_| Albumin in Urine        e) |_| Prostate Disorder       h) |_| Reproductive            Disorder
    c) |_| Blood in Urine          f) |_| Bladder Disorder               System Disorder  j) |_| Sexually
                                                                                                 Transmitted
                                                                                                 Disease

17. a) |_| Anemia                  b) |_| Leukemia                c) |_| Blood Disorder   d) |_| Recurrent      e) |_| None of These
                                                                                                 Infections

18. a) |_| Hernia                  b) |_| Hemorrhoids             c) |_| Varicose Veins   d) |_| Rectal         e) |_| None of These
                                                                                                 Disorder

19. a) |_| Deformity               c) |_| Back Pain               e) |_| Amputation       g) |_| Arthritis      i) |_| None of These
    b) |_| Rheumatism              d) |_| Gout                    f) |_| Bone or Muscle   h) |_| Back, Spine,
                                                                         Disorder                Joint
                                                                                                 Disorders

20. a) |_| Eye Disorder            b) |_| Ear Disorder            c) |_| Nose Disorder    d) |_| Throat         e) |_| None of These
                                                                                                 Disorder

Form 1AM-90 Page 1                                                     Rev. 9/95

All Answers Must Be Handwritten
--------------------------------------------------------------------------------
21. Height in shoes __________________ Weight in clothing ______________________

    Have you had any change in weight in the past year?

    |_| Yes   |_| No   |_| Gain  |_| Loss  Amount_______________________________

    Reason
--------------------------------------------------------------------------------
22. Other than as indicated in 7-20, during the
    past 5 years have you
    a) Been or are you now under observation,
       treatment, therapy, counseling, or medi-                   Yes    No
       cations or have you had any check up,
       illness or surgery?                                         |_|   |_|
    b) Had electrocardiogram, x-ray or blood studies?              |_|   |_|
    c) Been advised to have a test or surgery
       which was not done?                                         |_|   |_|
    d) Been treated or received counseling for
       alcohol or drug use?                                        |_|   |_|
    e) Been a patient in a hospital, clinic,
       sanitarium or other medical facility?                       |_|   |_|
    f) Consulted any other physician or chiropractor?              |_|   |_|
--------------------------------------------------------------------------------
23. Have you ever requested or received a pension                 Yes    No
    benefit or payments because of an injury,
    sickness or disability?                                        |_|   |_|
--------------------------------------------------------------------------------
24. Have you ever changed occupation or residence
    because of health?                                             |_|   |_|
--------------------------------------------------------------------------------
25. Has any member of your family ever had high
    blood pressure, diabetes, cancer, mental illness
    or hereditary disease?                                         |_|   |_|
--------------------------------------------------------------------------------
26. Family           Age if        Present State of Health              Age at
    Record           Living           or Cause of Death                 Death
    ----------------------------------------------------------------------------
    Father
    ----------------------------------------------------------------------------
    Mother
    ----------------------------------------------------------------------------
    Brothers
    & Sisters


--------------------------------------------------------------------------------
27.             COMPLETE FOR EACH APPROPRIATE ITEM CHECKED IN 7-25
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
No.   Diagnosis       Medication/Treatment     Date   Still Under     Physician/Medical Facility Name
                                                      Treatment?    (Include Address if not in 2 above)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

      I understand and agree that the foregoing statements and answers are complete, true and correctly recorded to the best of my knowledge and belief, and that they shall be part of the contract if issued.


Date ______________ Witness _______________________   __________________________
                              Examiner or Agent        Signature
                                                       of Proposed Insured

Form 1AM-90 Page 2                                                    Rev. 9/95